ii	Investment Commentary

Legg Mason Opportunity Trust

Opportunity Trust’s total returns for the three months ended March 31, 2008 are shown below with the total returns of several comparable indices. In addition, we have provided one, three, five-year and since-inception total returns for the periods ended March 31, 2008.

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Since InceptionA
Opportunity Trust:
Primary Class	–16.37%	–20.61%	+2.68%	+12.88%	+5.96%
Class R	–16.21%	–20.26%	N/A	N/A	–14.28%
Financial Intermediary Class	–16.22%	–20.05%	+3.41%	N/A	+3.13%
Institutional Class	–16.09%	–19.72%	+3.78%	+14.09%	+6.85%
S&P 500 Stock Composite IndexB	–9.44%	–5.08%	+5.85%	+11.32%	+0.40%
Dow Jones Industrial AverageC	–6.92%	+1.57%	+7.75%	+11.46%	+2.94%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For Class R, Financial Intermediary and Institutional Classes please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 2.43%, 2.17%, 1.74%, and 1.39%, respectively. The expense ratios represents the Fund’s total annual operating expenses for each share class for the fiscal year ended December 31, 2007, as indicated in the Fund’s prospectus dated May 1, 2008. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

Dear Fellow Shareholder:

The credit crisis that I wrote about last quarter culminated this quarter in the collapse and rescue of Bear Stearns, an event that I believe (though no one knows) ended the panic phase of the credit cycle. The economic consequences of curtailed credit, increased risk aversion, deleveraging, lost jobs, falling house prices, and negative equity returns remain, and are likely to take some time to play out. All of those issues have been front-page news for some time, and I believe they are well discounted by the market, which is why stocks have risen since Bear’s collapse.

After an awful quarter in which our Fund’s Primary Class dropped 16.4% compared to a loss of 9.4% for the benchmark S&P 500 Stock Composite Index (S&P 500), we have begun to perform better. In the first few weeks of the quarter, the S&P 500 is up just over 5% and we are up a bit more. Our lead widens if you look back to the Monday the Bear Stearns rescue by JPMorgan was announced. While neither I nor anyone else knows if our period of underperformance is over, it ought to be, if valuation begins to matter more and momentum less in how the market behaves.

When you are performing poorly, the question always comes up: Is this normal and expected, or is something wrong and should changes be made to the portfolio or the investment process? Every investor goes through periods of poor relative results. Remember the Barron’s cover story on whether Warren Buffett had lost it in the tech-driven market of the late 1990s? Statistically, our results, while disappointing – and few are more disappointed than the team here at Legg Mason Capital Management, as we are substantial investors in our products – are consistent with what one would expect given our process, style, and historic results.

That does not mean we are satisfied with those results, or complacent about our investment process. We are not. We are always looking to improve our research methodology, our analytic efforts, and our portfolio construction process. We systematically study the methods and the portfolios of investors with great long-term records for insights, and we scour the academic literature in finance, psychology, economics and decision theory to see if any new research results in those (and other) fields can be adapted in ways that may improve our results. We study our past decisions to see if mistakes were made that can be avoided in the future. We do this whether we are performing well, or poorly.

What makes things difficult is that when you look at performance you are observing the results of price changes in the securities held in the Fund’s portfolio. You are not observing the value of the businesses whose shares the Fund owns; merely how the market is pricing those shares at a point in time. Price and value are not only different, it is precisely that they can differ widely that creates the opportunities for value investors to earn excess returns. The greater the difference, the greater the potential return.

My friend Jeremy Hosking, who has delivered around 400 basis points (bps)D per year of excess return over two decades at Marathon (in London), corrected me recently

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

when I spoke about the Fund’s underperformance. “You mean, your deferred outperformance,” he said. I thought it was a clever line, but it contains an important point. For investors who are trend followers, or theme driven, or who primarily build portfolios around forecasts, or who employ momentum strategies, price is dispositive. When they do badly, it is because prices moved in a direction different from what they thought. For value investors, price is one thing, and value is another. When prices move against us, it has usually meant that the gap between price and value is growing, and our future expected rates of return are higher.

This is especially the case in momentum-driven markets, such as we have been in for the past two years. In such markets, price trends persist, and wide gaps open up between price and value. That is why fertilizer stocks such as Potash One Inc. can go from the $20 range to the $200s in two years, and why Microsoft can bid over 60% more than where Yahoo! Inc. was trading and still be getting a great deal.

We looked at when momentum has done well, and when valuation has done well. Momentum strategies typically dominate when there has been perceived distress, such as the past year or so in credit and financials and this year in equities globally (in the first quarter, not a single S&P 500 sector was up), or there has been euphoria, such as tech in the late ‘90s or commodities and materials today, or when valuation spreads between industries are narrow, as has been the case for most of the past two years. So it’s been a great time for momentum and a lousy time for value. According to Birinyi Associates, the single worst strategy you could have followed in the first quarter would have been to buy the worst stocks of 2007. Momentum in action, just negative momentum.

I am often asked, how long do we have to wait before the Fund starts to do better? The real answer here is the same as it is about most such forecasts: no one knows. I am reminded of the story Nobel Prize winner Ken Arrow tells about his experience trying to make long-range weather forecasts for the military during World War II. He told his superiors that his forecasts were so unreliable as to be useless. The word came back that the general knew his forecasts were useless, but needed them anyway for planning purposes.

For planning purposes, here is my forecast: I think the Fund will do better from here on, and that by far the worst is behind us. I think the credit panic ended with the collapse of Bear Stearns, and credit spreads are already much improved since then. If spreads continue to come in, the write-offs at the big financials will end, and we may even have some write-ups in the second half instead of write-downs. Valuations are attractive, and valuation spreads are now about one standard deviation above normal, a point at which valuation-based strategies have usually begun to work again, and momentum has begun to fade (there is no evidence of the latter yet, as the old leaders continue to lead). Most housing stocks are up double digits this year despite dismal headlines, a sign the market had already priced in the current malaise. I think likewise we have seen the bottom in financials and consumer stocks, but not necessarily the bottom in headlines about the woes in those sectors. Although the economy is likely to struggle as it did in the early 1990s, the market can move higher, as it did back then.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

The wild card is commodities. If commodities break, or even just stop their relentless rise, equity markets should do well. If they continue to move steadily higher, they have the potential to destabilize the global economy. We are already seeing unrest in many countries due to the soaring prices of rice and other grains. Oil has rallied $30 per barrel in the past eight weeks on no fundamental news, save only the same stories about fears of supply disruptions. The typical fundamental drivers at the margin, such as global economic growth, miles driven, and seasonality, would all suggest prices similar to those that prevailed in early February. But none of that has mattered. I agree with George Soros that commodities are in a bubble, but it also appears he is right when he describes it as one that is still inflating, and we still have the summer driving and hurricane season with which to contend.

The weak dollar is another culprit in the commodity cycle. Oil began to rise in earnest when the dollar index broke down sharply in February. The Federal Reserve Board (“Fed”)E could help a lot by halting its interest rate cuts. Real short rates are now negative. It is not the price of credit that is the problem, it is its availability. If the Fed stopped cutting rates, that would help the dollar, which in turn ought to stall the commodity price rises, and thus also help the inflation picture. More technically, the Fed, in my opinion, needs to focus on the value of collateral and not on the price of credit. It appears they are beginning to do this, which is a very healthy sign. This is a topic for another letter, but anyone interested in it should consult the work of John Geanakoplos, a distinguished economics professor at Yale and an external faculty member at the Santa Fe Institute, who has written extensively on this issue, and presented to the Fed on it as well. He and Chairman Bernanke were grad students together at MIT.

Despite moving higher over the past month, the U.S. market and most others around the world are down for the year, and fear and risk aversion still predominate. Yet valuations in general are not demanding, interest rates are low, and corporate balance sheets, especially in the U.S., are in excellent shape. That sets the stage for what should be an improving environment for investors in stocks and in spread credit products, if not in government bonds where risks are high and opportunities low, in my opinion. With most investors being fearful, I think it makes sense to allocate some capital to the greedy side of that pendulum, and that means putting cash to work in equities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

The Fund’s portfolio, in my opinion, is in excellent shape, despite, or more accurately because of, its performance. Prices have declined substantially more than business values. Many of our larger holdings sell at less than half our assessment of their intrinsic business value (defined as the present value of their future free cash flows), an unusually wide discount. It is this assessment that makes us confident our, and your, investment will deliver attractive long-term results.

As always, we appreciate your support and welcome your comments.

Bill Miller

April 23, 2008

DJIA: 12,763.22

A

The Fund’s Primary Class inception date is December 30,1999. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is February 13, 2004. The Fund’s Institutional Class inception date is June 26, 2000. Index returns are for periods beginning December 31, 1999.

B

S&P 500 Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

C	Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting dividends on a monthly basis.
D	100 basis points (bps) = 1%.
E

The Federal Reserve Board (“Fed”) is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

N/A — Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

Investment risks: Investment in shares of this Fund is more volatile and risky than some other forms of investment. Investments in securities that involve special circumstances may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. The Fund may suffer significant losses on assets that the Fund sells short. Unlike the possible loss on a security that is purchased there is no limit on the amount of loss on an appreciating security that is sold short. This Fund can invest in debt securities, which can be subject to interest rate, credit, and inflation risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

As a “non diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuation, social, economic and political risks. Smaller companies may involve higher risk than a fund that invests in larger, more established companies.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Opportunity Trust, and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Opportunity Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s report for the quarter ended March 31, 2008.

Total returns for various periods ended March 31, 2008 are:

	Total Returns
	3 Months	1 Year
Opportunity Trust:
Primary Class	–16.37%	–20.61%
Class R	–16.21%	–20.26%
Financial Intermediary Class	–16.22%	–20.05%
Institutional Class	–16.09%	–19.72%
S&P 500 Stock Composite IndexA	–9.44%	–5.08%
Dow Jones Industrial AverageB	–6.92%	+1.57%
Value Line IndexC	–11.32%	–17.20%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For Class R, Financial Intermediary and Institutional Classes please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of

A

A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.
C	Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

2	Quarterly Report to Shareholders

fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

April 23, 2008

Quarterly Report to Shareholders	3

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the index do not take into account any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in the Fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–20.61%	–20.61%
Five Years	+83.26%	+12.88%
Life of Class*	+61.20%	+5.96%

*	Inception date: December 30, 1999

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Class R

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–20.26%	–20.26%
Life of Class*	–17.58%	–14.28%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning December 31, 2006.

6	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–20.05%	–20.05%
Life of Class*	+13.57%	+3.13%

*	Inception date: February 13, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning January 31, 2004.

Quarterly Report to Shareholders	7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended March 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–19.72%	–19.72%
Five Years	+93.29%	+14.09%
Life of Class*	+67.18%	+6.85%

*	Inception date: June 26, 2000

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning June 30, 2000.

8	Quarterly Report to Shareholders

Performance Information — Continued

Sector Diversification March 31, 2008 (Unaudited)E

	% of Net Assets		% of Net Assets
Consumer Discretionary	41.4%	Utilities	2.3%
Financials	13.2	Corporate and Other Bonds	0.2
Health Care	2.1	Short-Term Investments	3.6

Industrials	7.5	Total Investment Portfolio	109.9
Information Technology	13.7	Other Assets Less Liabilities	(9.9)

Investment Funds	5.1		100.0%

Materials	10.1
Telecommunication Services	10.7

Top Ten Holdings (as of March 31, 2008)

Securities	% of Net Assets
Amazon.com Inc.	10.7%
Yahoo! Inc.	4.2%
UAL Corp.	3.9%
Level 3 Communications Inc.	3.7%
NetFlix Inc.	3.7%
ArcelorMittal, Class A	3.6%
United States Steel Corp.	3.1%
Red Hat Inc.	3.1%
NII Holdings Inc.	3.1%
IAC/InterActiveCorp	2.7%

E	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	9

Selected Portfolio Performance F

Strongest performers for the quarter ended March 31, 2008G
1.	Exide Technologies	+63.8%
2.	Pulte Homes Inc.	+38.5%
3.	Meritage Homes Corp.	+32.6%
4.	NetFlix Inc.	+30.2%
5.	Beazer Homes USA Inc.	+27.2%
6.	Yahoo! Inc.	+24.4%
7.	The Ryland Group Inc.	+20.0%
8.	Cleveland-Cliffs Inc.	+19.1%
9.	AK Steel Holding Corp.	+17.8%
10.	KB HOME	+15.7%

Weakest performers for the quarter ended March 31, 2008G
1.	Thornburg Mortgage Inc. Pfd.	–82.3%
2.	Ambac Financial Group Inc.	–77.5%
3.	CIT Group Inc.	–50.2%
4.	Career Education Corp.	–49.4%
5.	Sprint Nextel Corp.	–49.1%
6.	Pinnacle Entertainment Inc.	–45.7%
7.	Radian Group Inc.	–43.6%
8.	Delta Air Lines Inc.	–42.2%
9.	US Airways Group Inc.	–39.4%
10.	Convera Corp.	–38.6%

Portfolio ChangesH

Securities added during the quarter	Securities sold during the quarter
Arience Capital Partners III LP	Alibaba.com Ltd.
Co-Invest Hamlet Holdings B, LLC	CompuCredit Corp.
iStar Financial Inc.	Covidien Ltd.
Liz Claiborne Inc.	Fortress Investment Group LLC
Monster Worldwide Inc.	NutriSystem Inc.
Och-Ziff Capital Management Group LLC
TD Ameritrade Holding Corp.
Thornburg Mortgage Inc. (Common
Stock)

F	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
G	Securities held for the entire quarter. Does not include short positions or illiquid holdings.
H	Does not include short positions added or sold during the quarter.

Portfolio of Investments

Legg Mason Opportunity Trust

March 31, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 106.1%

Consumer Discretionary — 41.4%
Auto Components — 2.6%
Exide Technologies	11,283,137	$147,809,095	A,B

Automobiles — 1.0%
General Motors Corp.	3,177,300	60,527,565

Diversified Consumer Services — 0.2%
Career Education Corp.	762,268	9,696,049	B

Hotels, Restaurants and Leisure — 4.1%
Fontainebleau Equity Holding LLC	2,083,333	24,999,996	C,D
Fontainebleau Resorts LLC 12.5% Pfd.	43,796	43,795,610	C,D
Pinnacle Entertainment Inc.	2,780,100	35,585,280	B
Co-Invest Hamlet Holdings B, LLC	125,000,000	125,000,000	C,D

		229,380,886

Household Durables — 8.6%
Beazer Homes USA Inc.	3,574,500	33,779,025	A
Centex Corp.	3,673,496	88,935,338
KB HOME	128,600	3,180,278
Lennar Corp.	3,971,600	74,705,796
Meritage Homes Corp.	2,581,600	49,876,512	A,B
Pulte Homes Inc.	7,786,095	113,287,682
The Ryland Group Inc.	3,773,000	124,093,970	A

		487,858,601

Internet and Catalog Retail — 19.8%
Amazon.com Inc.	8,500,900	606,114,170	B,E
Expedia Inc.	6,950,300	152,142,067	B
IAC/InterActiveCorp	7,446,800	154,595,568	B
NetFlix Inc.	6,000,000	207,900,000	A,B

		1,120,751,805

	Shares/Par	Value
Consumer Discretionary — Continued
Leisure Equipment and Products — 1.4%
Eastman Kodak Co.	4,468,100	$78,951,327

Media — 3.0%
Spot Runner Inc.	10,250,359	61,502,154	A,C,D
XM Satellite Radio Holdings Inc.	9,234,000	107,299,080	B

		168,801,234

Textiles, Apparel and Luxury Goods — 0.7%
Liz Claiborne Inc.	2,259,300	41,006,295

Financials — 13.2%
Capital Markets — 0.7%
Apollo Global Management	3,000,000	40,500,000	C,F

Consumer Finance — 0.9%
AmeriCredit Corp.	4,999,100	50,340,937	B

Diversified Financial Services — 2.2%
CIT Group Inc.	7,979,800	94,560,630
OANDA Corp.	1,050,721	29,999,976	A,C,D

		124,560,606

Insurance — 2.8%
Ambac Financial Group Inc.	12,154,400	69,887,800
Fairfax Financial Holdings Ltd.	192,300	55,209,330
MBIA Inc.	2,886,800	35,276,696

		160,373,826

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares/Par	Value
Financials — Continued
Real Estate Investment Trusts (REITs) — 3.2%
Chimera Investment Corp.	3,698,600	$45,492,780	A
Ellington Financial LLC	2,500,000	50,000,000	A,B,C,D,F
iStar Financial Inc.	5,500,000	77,165,000
Thornburg Mortgage Inc. Pfd.	1,072,800	4,559,400	G

		177,217,180

Real Estate Management and Development — 1.5%
Domus Co. Investment Holdings LLC	95,000,000	71,250,000	C,D
HouseValues Inc.	4,964,500	11,716,220	A,B

		82,966,220

Thrifts and Mortgage Finance — 1.9%
Countrywide Financial Corp.	12,939,000	71,164,500
IndyMac Bancorp Inc.	3,725,200	18,476,992
Radian Group Inc.	2,814,283	18,489,839

		108,131,331

Health Care — 2.1%
Biotechnology — 1.5%
MannKind Corp.	14,021,921	83,710,869	A,B

Health Care Providers and Services — 0.6%
Healthsouth Corp.	1,952,400	34,733,196	B

Industrials — 7.5%
Airlines — 6.8%
AMR Corp.	5,528,900	49,870,678	B
Delta Air Lines Inc.	7,645,400	65,750,440	B
UAL Corp.	10,225,000	220,144,250	A
US Airways Group Inc.	5,361,700	47,772,747	A,B

		383,538,115

Commercial Services and Supplies — 0.7%
Monster Worldwide Inc.	1,689,400	40,900,374	B

	Shares/Par	Value
Information Technology — 13.7%
Computers and Peripherals — 0.4%
EMC Corp.	1,489,400	$21,357,996	B

Internet Software and Services — 8.2%
Netease.com — ADR	6,751,800	129,702,078	B
Ning Inc. Pfd.	7,796,420	52,313,978	A,C,D,G
Sermo Inc. Series C Cv. Pfd.	2,783,874	25,000,024	A,C,D,G
Yahoo! Inc.	8,141,800	235,542,274	B,E
Zillow Inc. Series C Pfd.	4,326,440	19,999,834	A,C,D,G

		462,558,188

Information Technology Services — 0.4%
Bill Me Later Inc. Pfd.	690,036	25,000,005	C,D,G

Software — 4.7%
CA Inc.	3,675,200	82,692,000
Convera Corp.	5,516,156	9,377,465	A,B
Red Hat Inc.	9,631,200	177,117,768	B

		269,187,233

Investment Funds — 5.1%
AP Alternative Assets, LP	3,750,000	45,000,000	C
Arience Capital Offshore Intermediate Plan Fund, Ltd.	500,000	3,694,160	C,D
Arience Capital Partners I LP	49,461,072	88,622,865	C,D
Arience Capital Partners III LP	500,000	464,400	C,D
Aston Capital Partners LP	25,000,000	23,362,500	C,D
Lane Five Capital Partners	25,000,000	23,155,000	A,C,D
Nomad Investment Co. LP	40,500,000	43,796,700	C,D
Omega Capital Partners LP	30,000,000	42,135,000	C,D
Pangaea One LP	16,295,078	19,223,303	A,C,D

		289,453,928

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

			Shares/Par	Value
Materials — 10.1%
Metals and Mining — 10.1%
AK Steel Holding Corp.			1,300,000	$70,746,000
ArcelorMittal, Class A			2,500,000	204,500,000
Cleveland-Cliffs Inc.			1,000,000	119,820,000
United States Steel Corp.			1,400,000	177,618,000

				572,684,000

Telecommunication Services — 10.7%
Diversified Telecommunication Services — 3.7%
Level 3 Communications Inc.			99,326,000	210,571,120	A,B,E

Wireless Telecommunication Services — 7.0%
Leap Wireless International Inc.			3,177,300	148,062,180	B
NII Holdings Inc.			5,461,000	173,550,580	B
Sprint Nextel Corp.			11,429,100	76,460,679

				398,073,439

Utilities — 2.3%
Independent Power Producersand Energy Traders — 2.3%
The AES Corp.			7,943,200	132,413,144	B

Total Common Stocks and Equity Interests (Cost — $6,224,001,582)				6,013,054,564

	Rate	Maturity Date
Corporate Bonds and Notes — 0.2%
General Motors Corp.	8.375%	7/15/33	$14,894,000	10,500,270

Total Corporate Bonds and Notes (Cost — $10,504,213)				10,500,270

	Shares/Par	Value
Repurchase Agreements — 3.6%

Goldman Sachs Group Inc.
2.60%, dated 3/31/08, to be repurchased at $102,887,266 on 4/1/08 (Collateral: $105,615,842 Fannie Mae Mortgage-backed securities, 5%, due 10/1/35,value $105,263,790)	$102,879,836	$102,879,836

JPMorgan Chase and Co.
2.30%, dated 3/31/08, to be repurchased at $102,886,408 on 4/1/08 (Collateral: $106,582,000 Federal Home Loan Bank bond, 0%, due 12/31/08, valued $104,983,270)	102,879,835	102,879,835

Total Repurchase Agreements (Cost — $205,759,671)		205,759,671

Total Investments — 109.9% (Cost — $6,440,265,466)H		6,229,314,505
Other Assets Less Liabilities — (9.9)%		(561,316,238)

Net Assets — 100.0%		$5,667,998,267

Net Asset Value Per Share:
Primary Class		$14.10

Class R		$14.47

Financial Intermediary Class		$14.52

Institutional Class		$14.76

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

A

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2008, the total market value of Affiliated Companies was $1,473,438,321, and the cost was $1,871,228,180.

B	Non-income producing.
C	Restricted security. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.
D

Illiquid security. Valued at fair value under procedures approved by the Board of Directors. These securities, which the Fund’s investment advisor has determined to be illiquid, represent 13.6% of net assets.

E	All or a portion of this security is pledged as collateral for securities sold short. As of March 31, 2008, the total market value of pledged securities was $638,042,355.
F

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 1.60% of net assets.

G	Convertible Security — Security may be converted into the issuer’s common stock.
H

Aggregate cost for federal income tax purposes is substantially the same as book cost. At March 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,538,982,526
Gross unrealized depreciation	(1,738,437,562)

Net unrealized depreciation	$(199,455,036)

ADR — American Depository Receipt

Schedule of Securities Sold Short

Legg Mason Opportunity Trust

March 31, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests Sold Short — (8.5)%

Energy — (4.4)%
Oil, Gas and Consumable Fuels — (4.4)%
Energy Select Sector SPDR Fund	(1,000,000)	$(74,060,000)
Oil Service HOLDRs Trust	(1,000,000)	(176,800,000)

		(250,860,000)

Health Care — (1.6)%
Health Care Equipment and Supplies — (1.6)%
Intuitive Surgical Inc.	(285,000)	(92,439,750)

Industrials — (2.5)%
Electrical Equipment — (2.0)%
First Solar Inc.	(500,000)	(115,570,000)

Marine — (0.4)%
DryShips Inc.	(425,000)	(25,461,750)

Total Common Stocks and Equity Interests Sold Short (Proceeds — $495,827,425)		(484,331,500)

Notes

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-088/Q (05/08) TN-2144